                                   Exh 10.34

                   Purchase Agreement dated November 21, 2000

                                  $250,000,000

                        L-3 COMMUNICATIONS HOLDINGS, INC.

              5 1/4% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2009

                               PURCHASE AGREEMENT

                                                              November 16, 2000

LEHMAN BROTHERS INC.
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:


     L-3 Communications Holdings, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell $250,000,000 in aggregate principal amount of its 5 1/4% Convertible Senior Subordinated Notes due 2009 (the "Firm Notes") to Lehman Brothers Inc. (the "Initial Purchaser"). In addition, the Company proposes to grant to the Initial Purchaser an option (the "Option") to purchase up to an additional $50,000,000 in aggregate principal amount of 5 1/4% Convertible Senior Subordinated Notes due 2009 to cover over-allotments, if any (the "Optional Notes" and, together with the Firm Notes, the "Notes").

     The Notes will be convertible into fully paid, nonassessable shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), on the terms, and subject to the conditions, set forth in the Indenture. As used herein, "Conversion Shares" means the shares of Common Stock into which the Notes are convertible. The Notes will be issued pursuant to an indenture (the "Indenture") to be dated as of the First Delivery Date (as defined in Section 2(a)), between the Company and The Bank of New York, as Trustee (the "Trustee"). The Company's obligations under the Notes, including the due and punctual payment of interest on the Notes, will be unconditionally guaranteed (the "Guarantees") by certain of the present domestic subsidiaries of the Company, including, as of this date, L-3 Communications Corporation, Hygienetics Environmental Services, Inc., a Delaware corporation, L-3 Communications ILEX Systems, Inc, a Delaware corporation, L-3 Communications Aydin Corporation, a Delaware corporation, MPRI, Inc., a Delaware corporation, L-3 Communications SPD Technologies, Inc., a Delaware corporation, SPD Holdings, Inc., a Delaware corporation, SPD Electrical Systems, Inc., a Delaware corporation, SPD Switchgear, Inc., a Delaware corporation, Pac Ord, Inc., a Delaware corporation, Henschel, Inc., a Delaware corporation, Power Paragon, Inc., a Delaware corporation, L-3 Communications ESSCO, Inc., a Delaware corporation (individually a "Delaware Guarantor" and collectively, the "Delaware Guarantors"), and Electrodynamics, Inc., an Arizona Corporation, Interstate Electronics Corporation, a California Corporation, Southern California Microwave Inc, a California corporation, L-3 Communications Storm Control Systems, Inc., a California corporation, L-3 Communications DBS Microwave, Inc., a California corporation and Microdyne Corporation, a Maryland corporation (individually a "Non-Delaware Guarantor," collectively the "Non-Delaware Guarantors" and, together with the Delaware Guarantors, the "Guarantors"). As used herein, the term "Notes" shall include the Guarantees thereof by the Guarantors, unless the context otherwise requires.

     The Notes will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. Holders of the Notes (including the Initial Purchaser and its direct and indirect transferees) will be entitled to the benefits of a Resale Registration Rights Agreement, dated the First Delivery Date, between the Company and the Initial Purchaser (the "Registration Rights Agreement"), pursuant to which the Company will agree to file with the Securities and Exchange Commission (the "Commission") a registration statement pursuant to Rule 415 under the Securities Act (the "Registration Statement") covering the resale of the Notes and the Conversion Shares, and to use its best efforts to cause the Registration Statement to be declared effective.

     This Agreement, the Indenture, the Notes and the Registration Rights Agreement are referred to herein collectively as the "Operative Documents."

     This is to confirm the agreement between the Company and the Initial Purchaser concerning the issue, offer and sale of the Notes.

     1. Representations, Warranties and Agreements of the Company and the Guarantors. The Company and the Guarantors represent, warrant to and agree with, the Initial Purchaser that:

     (a) The Company and the Guarantors have prepared an offering memorandum dated November 16, 2000 (the "Offering Memorandum") setting forth information concerning the Company, the Notes, the Guarantees, the Registration Rights Agreement and the Common Stock. Copies of the Offering Memorandum will be delivered by the Company to the Initial Purchaser pursuant to the terms of this Agreement. As used in this Agreement, "Offering Memorandum" means the Offering Memorandum as amended or supplemented. The Offering Memorandum did not as of its date, and will not as of a Delivery Date (as defined in Section 2(b)), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by Lehman Brothers Inc. specifically for inclusion therein;

     (b) Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 6 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Notes to the Initial Purchaser and the offer, resale and delivery of the Notes by the Initial Purchaser in the manner contemplated by this Agreement, the Indenture, the Registration Rights Agreement and the Offering Memorandum, to register the Notes or the Conversion Shares under the Securities Act or to qualify the Indenture under the Trust Indenture Act;

     (c) The market-related and customer-related data and estimates included in the Offering Memorandum are based on or derived from sources which the Company believes to be reliable and accurate;

     (d) The Company and each of its subsidiaries (as defined in Section 14) have been duly organized and are validly existing as corporations or limited liability companies, as applicable, in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except for such qualification and good standing the failure of which, individually or in the aggregate, would not result in a material adverse effect on the condition (financial or other), business, prospects, properties, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged;

     (e) The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Offering Memorandum; and 100% of the issued shares of capital stock of each Guarantor of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, other than (A) liens, encumbrances, equities or claims described in the Offering Memorandum, (B) a pledge of such shares to secure the Senior Credit Facilities (as described in the Offering Memorandum) and (C) such other liens, encumbrances, equities or claims as are not, individually or in the aggregate, material to the Company and its subsidiaries, taken as a whole;

     (f) The Conversion Shares which are authorized on the date hereof have been duly and validly authorized and reserved for issuance upon conversion of the Notes and are free of preemptive rights; and all Conversion Shares, when so issued and delivered upon such conversion in accordance with the terms of the Indenture, will be duly and validly authorized and issued, fully paid and non-assessable and free and clear of all liens, encumbrances, equities or claims;

     (g) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors;

     (h) Except as disclosed in the Offering Memorandum under the heading "Description of the Notes--Interest Rate Adjustments," the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture by the Company and the Guarantors and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Notes and the Conversion Shares will not conflict with, constitute or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject that is material to the financial condition or prospects of the Company and its subsidiaries, taken as a whole (collectively, the "Material Agreements"), except for breach of which, individually, or in the aggregate, would not result in a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter, by-laws or other organizational documents of the Company or any of its subsidiaries or any material law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, provided that the provisions for indemnification and contribution hereunder and thereunder may be limited by equitable principles and public policy consideration; and except (i) with respect to the transactions contemplated by the Registration Rights Agreement as may be required under the Securities Act, the Trust Indenture Act and the rules and regulations promulgated thereunder, (ii) as required by state securities or "blue sky" laws, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Operative Documents by the Company, and the consummation of the transactions contemplated hereby and thereby. No qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act"), is required in connection with the sale of the Notes by the Initial Purchaser;

     (i) The Company and the Guarantors have all necessary corporate right, power and authority to execute and deliver this Agreement and perform their obligations hereunder; and this Agreement and the transactions contemplated hereby have been duly authorized, executed and delivered by the Company and the Guarantors;

     (j) The Company has all necessary corporate right, power and authority to execute and deliver the Indenture and perform its obligations thereunder; the Indenture has been duly authorized by the Company, and upon the effectiveness of the Registration Statement, will be qualified under the Trust Indenture Act; on the First Delivery Date (as defined below in Section 2(a)), the Indenture will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, will constitute a legally valid and binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, subject to general principles of equity and to limitations on availability of equitable relief, including specific performance (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Indenture will conform in all material respects to the description thereof contained in the Offering Memorandum;

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     (k) The Company has all necessary corporate right, power and authority to execute and deliver the Registration Rights Agreement and perform its obligations thereunder; the Registration Rights Agreement and the transactions contemplated thereby have been duly authorized by the Company; when the Registration Rights Agreement is duly executed and delivered by the Company (assuming due authorization, execution and delivery by the Initial Purchaser), it will be a legally valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, subject to general principles of equity and to limitations on availability of equitable relief, including specific performance (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by federal or state securities laws or the policies underlying such laws; and the Registration Rights Agreement will conform in all material respects to the description thereof contained in the Offering Memorandum;

     (l) The Company has all necessary corporate right, power and authority to execute, issue and deliver the Notes and perform its obligations thereunder; the Notes have been duly and validly authorized by the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial Purchaser against payment therefor in accordance with the terms hereof, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Notes, when issued and delivered, will conform in all material respects to the description thereof contained in the Offering Memorandum;

     (m) The Guarantees have been duly and validly authorized by the Guarantors and when duly endorsed on the Notes in accordance with the terms of the Indenture and, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial Purchaser against payment therefor in accordance with the terms hereof, will constitute valid and binding obligations of each of the Guarantors entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principals (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

     (n) Except (1) as described in the Offering Memorandum, (2) as provided in the Registration Rights Agreement dated the First Delivery Date, (3) in respect of the obligation to deliver freely "tradable shares" to the sellers in connection with the acquisition of the ILEX Systems, Inc. business and (4) other than the Registration Rights Agreement, dated December 11,

1998, among the L-3 Communications Corporation and the parties named therein, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied or rights not exercisable in connection with the Offering Memorandum) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any registration statement filed by the Company under the Securities Act;

     (o) Except as described in the Offering Memorandum, the Company and the Guarantors have not sold or issued any Securities with terms that are substantially similar to the Notes and the Guarantees during the six-month period preceding the date of the Offering Memorandum, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

     (p) Neither the Company nor any of its subsidiaries has incurred, since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum, any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, that is material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum; and, since such date, there has not been any material change in the capital stock or material increase in the short-term or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving or which would reasonably be expected to involve a Material Adverse Effect, otherwise than as described or contemplated in the Offering Memorandum;

     (q) The historical and pro forma financial statements, together with the related notes, set forth or incorporated by reference in the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act, except as disclosed in the Offering Memorandum. The historical financial statements of the Company present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved;

     (r) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company, whose report appears in the Offering Memorandum or is incorporated by reference therein and who have delivered the initial letter referred to in Section 5(n) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations promulgated thereunder during the periods covered by the financial statements on which they reported contained or incorporated in the Offering Memorandum;

     (s) The Company and each of its subsidiaries have good and marketable title to all property (real and personal) described in the Offering Memorandum as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Offering Memorandum or, to the extent that any such liens, claims, security interests or other encumbrances would not have a Material Adverse Effect (individually or in the aggregate) and all the material property described in the Offering Memorandum as being held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases, with only such exceptions as would not have a Material Adverse Effect (individually or in the aggregate);

     (t) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, licenses, inventions, trade secrets and other rights, and all registrations or applications relating thereto, described in the Offering Memorandum as being owned by them or necessary for the conduct of their business, except as such would not have a Material Adverse Effect (individually or in the aggregate), and the Company is not aware of any pending or threatened claim to the contrary or any pending or threatened challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing which, if determined adversely to the Company and its subsidiaries, would have a Material Adverse Effect (individually or in the aggregate);

     (u) Except as described in the Offering Memorandum, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries or to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to cause a Material Adverse Effect;

     (v) No material relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, except as described in the Offering Memorandum;

     (w) The Company is not involved in any strike, job action or labor dispute with any group of employees that would have a Material Adverse Effect, and, to the Company's knowledge, no such action or dispute is threatened;

     (x) Except as disclosed in the Offering Memorandum, the Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) subject to Title IV of ERISA for which the Company would have any material liability; the Company has not incurred and does not expect to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any such "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue

Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code") (other than contributions in the normal course which are not in default); and each such "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification;

     (y) The Company and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company and its subsidiaries, might have a Material Adverse Effect;

     (z) Except as disclosed in the Offering Memorandum under the heading "Description of the Notes--Interest Rate Adjustments," neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws or other organizational documents, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any Material Agreement or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except as would not, individually or in the aggregate, have a Material Adverse Effect;

     (aa) To the best of the Company's knowledge, neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds or violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; except as such that would not have a Material Adverse Effect;

     (bb) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or would not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding

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such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection;

     (cc) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder;

     (dd) When the Notes are issued and delivered pursuant to this Agreement, such Notes will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or that are quoted in a U.S. automated inter-dealer quotation system;

     (ee) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) (other than the Initial Purchaser, about which no representation is made by the Company), has, directly or through an agent, engaged in any form of general solicitation or general advertising in connection with the offering of the Notes (as those terms are used in Regulation D) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; the Company has not entered into any contractual arrangement with respect to the distribution of the Notes except for this Agreement and the Company will not enter into any such arrangement;

     (ff) Neither the Company nor any of its affiliates (other than the Initial Purchaser, about which no representation is made by the Company), has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities
Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes; and

     (gg) The Company has not taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Notes.

     2. Purchase, Sale and Delivery of the Notes.

     (a) The Company and the Guarantors hereby agree, on the basis of the representations, warranties and agreements of the Initial Purchaser contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchaser and, upon the basis of the representations, warranties and agreements of the Company and the Guarantors herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.25% of the principal amount thereof, the principal amount of Notes set forth opposite the name of the Initial Purchaser in Schedule I hereto. The Company and the Guarantors shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.

     Delivery of and payment for the Firm Notes shall be made at the office of Latham & Watkins, 885 Third Avenue, New York, New York 10022, at 10:00 a.m. (New York time) on November 21, 2000, or such later date as the Initial Purchaser shall designate, which date and time may be postponed by agreement between the Initial Purchaser and the Company or as provided in Section 8 (such date and time of delivery and payment for the Firm Notes being herein called the "First Delivery Date"). Delivery of the Firm Notes shall be made to the Initial Purchaser against payment of the purchase price by the Initial Purchaser. Payment for the Firm Notes shall be effected either by wire transfer of immediately available funds to an account with a bank in The City of New York, the account number and the ABA number for such bank to be provided by the Company to the Initial Purchaser at least two business days in advance of the First Delivery Date, or by such other manner of payment as may be agreed by the Company and the Initial Purchaser.

     (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants the Option to the Initial Purchaser to purchase the Optional Notes at the same price as the Initial Purchaser shall pay for the Firm Notes and the principal amount of the Optional Notes to be sold to the Initial Purchaser shall be that principal amount which bears the same ratio to the aggregate principal amount of Optional Notes being purchased as the principal amount of Firm Notes set forth opposite the name of the Initial Purchaser in Schedule I hereto (or such number increased as set forth in Section 8). The Option may be exercised only to cover over-allotments in the sale of the Firm Notes by the Initial Purchaser. The Option may be exercised once in whole or in part at any time not more than 30 days subsequent to the date of this Agreement upon notice in writing or by facsimile by the Initial Purchaser to the Company setting forth the amount (which shall be an integral multiple of $1,000) of Optional Notes as to which the Initial Purchaser is exercising the Option.

     The date for the delivery of and payment for the Optional Notes, being herein referred to as an "Optional Delivery Date," which may be the First Delivery Date (the First Delivery Date and the Optional Delivery Date, if any, being sometimes referred to as a "Delivery

Date"), shall be determined by the Initial Purchaser but shall not be later than five full business days after written notice of election to purchase Optional Notes is given. Delivery of the Optional Notes shall be made to the Initial Purchaser against payment of the purchase price by the Initial Purchaser. Payment for the Optional Notes shall be effected either by wire transfer of immediately available funds to an account with a bank in the City of New York, the account number and the ABA number for such bank to be provided by the Company to the Initial Purchaser at least two business days in advance of the Optional Delivery Date, or by such other manner of payment as may be agreed by the Company and the Initial Purchaser.

     (c) The Company will deliver against payment of the purchase price (a) the Notes initially sold to qualified institutional buyers ("QIBs"), as defined in Rule 144A under the Securities Act ("Rule 144A") in the form of one or more permanent global certificates (the "Global Notes"), registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC") and (b) the Notes initially sold to "non-U.S. persons" outside the United States in compliance with Regulation S under the Securities Act, in the form of one or more Global Notes, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the Notes initially sold to QIBs will be shown on, and transfers thereof will be effected only through, records maintained in book-entry form by DTC and its participants.

     The Global Notes will be made available, at the request of the Initial Purchaser, for inspection at least 24 hours prior to such Delivery Date. The Certificated Notes will be made available, at the request of the Initial Purchaser, for checking at least 48 hours prior to such Delivery Date.

     (d) Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchaser hereunder.

     3. Further Agreements of the Company. The Company agrees with the Initial Purchaser as follows:

     (a) To advise the Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and not to effect any such amendment or supplement without the consent of the Initial Purchaser. If, at any time prior to completion of the resale of the Notes by the Initial Purchaser, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, to promptly notify the Initial Purchaser and prepare, subject to the first sentence of this Section 3(a), such amendment or supplement as may be necessary to correct such untrue statement or omission;

     (b) To furnish to the Initial Purchaser and to Latham & Watkins, counsel to the Initial Purchaser, copies of the Offering Memorandum and the Offering Memorandum (and all amendments and supplements thereto) in each case as soon as available and in such quantities as the Initial Purchaser reasonably requests for internal use and for distribution to prospective purchasers; and to furnish to the Initial Purchaser on the date hereof four copies of the Offering Memorandum signed by duly authorized officers of the Company, one of which will include the independent auditors' reports therein manually signed by such independent auditors. The Company will pay the expenses of printing and distributing to the Initial Purchaser all such documents;

     (c) To use its reasonable efforts to take such action as the Initial Purchaser may reasonably request from time to time, to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Initial Purchaser may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions in the United States for as long as may be necessary to complete the resale of the Notes; provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or otherwise subject itself to taxation in any jurisdiction in which it is not otherwise so qualified or subject;

     (d) To apply the proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Offering Memorandum;

     (e) For a period of 90 days from the date of the Offering Memorandum, not to, directly or indirectly, (1) offer for sale, sell, or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future
of) any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock (other than the Notes and shares issued pursuant to currently outstanding options, warrants, rights or convertible securities), or
(2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc.; and to cause the Lehman Partnership (as defined in the Offering Memorandum), Mr. Frank C. Lanza and Mr. Robert V. LaPenta to furnish to the Initial Purchaser, prior to the First Delivery Date, a "lock-up" letter or letters, in the form affixed hereto and substance and form satisfactory to counsel for the Initial Purchaser;

     (f) For so long as any of the Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to provide to any holder of the Notes or to any prospective purchaser of the Notes designated by any holder, upon request of such holder or prospective purchaser, information required to be provided by Rule 144A(d)(4) of the Securities Act if, at the time of such request, the Company is not subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act;

     (g) Each of the Notes will bear, to the extent applicable, the legend contained in "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated therein, except after the Notes are resold pursuant to a registration statement effective under the Securities Act;

     (h) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the United States Investment Company Act of 1940, and the rules and regulations of the Commission thereunder;

     (i) To execute and deliver the Registration Rights Agreement (in form and substance satisfactory to the Initial Purchaser;

     (j) To use its best efforts to assist the Initial Purchaser in arranging to cause the Notes to be accepted to trade in the PORTAL market ("PORTAL") of the National Association of Securities Dealers, Inc. ("NASD");

     (k) To use its best efforts to cause the Notes to be accepted for clearance and settlement through the facilities of DTC;

     (l) To use its best efforts to have the Conversion Shares approved by the New York Stock Exchange ("NYSE") for inclusion prior to the effectiveness of the Registration Statement;

     (m) Neither the Company, any of its affiliates nor any persons acting on its or their behalf has engaged or will engage, during the Restricted Period (as defined herein), in any directed selling efforts within the meaning of Rule 901(b) of Regulation S with respect to the Notes, and it, its affiliates, and all persons acting on its behalf have complied and will comply with the offering restrictions requirements of Regulation S.

     4. Expenses. The Company agrees to pay:

     (a) the costs incident to the authorization, issuance, sale and delivery of the Notes, and any taxes payable in that connection;

     (b) the costs incident to the preparation, printing and distribution of the Offering Memorandum and any amendment or supplement to the Offering Memorandum, as provided in this Agreement;

     (c) the costs of delivering and distributing the Operative Documents;

     (d) the fees and expenses of Simpson Thacher & Bartlett and PricewaterhouseCoopers, LLP;

     (e) the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication;

     (f) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 3(c) and of preparing, printing and distributing a Blue Sky Memorandum (including reasonable related fees and expenses of counsel to the Initial Purchaser);

     (g) all other costs and expenses incident to (i) the preparation of the Company's "net road show" presentation materials and (ii) the road show travelling expenses of the Company;

     (h) all fees and expenses incurred in connection with any rating of the Notes;

     (i) the costs of preparing the Notes;

     (j) all expenses and fees in connection with the application for inclusion of the Notes in the PORTAL market and the inclusion of the Conversion Shares on the NYSE; and

     (k) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement;

provided that, except as provided in this Section 4 and in Section 7, the Initial Purchaser shall pay its own costs and expenses, including the costs and expenses of its counsel and any transfer taxes on the Notes which it may sell.

     5. Conditions of the Initial Purchaser's Obligations. The several obligations of the Initial Purchaser hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Guarantors contained herein, to the performance by the Company and the Guarantors of its obligations hereunder, and to each of the following additional terms and conditions:

     (a) The Initial Purchaser shall not have discovered and disclosed to the Company prior to or on such Delivery Date that the Offering Memorandum or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Latham & Watkins, is material or omits to state any fact which is material and necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Operative Documents and the Offering Memorandum or any amendment or supplement thereto, and all other legal matters relating to the Operative Documents and the transactions contemplated thereby shall be satisfactory in all material respects to counsel to the Initial Purchaser, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters;

     (c) Simpson Thacher & Bartlett shall have furnished to the Initial Purchaser its written opinion, as counsel to the Company, addressed to the Initial Purchaser and dated such Delivery Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that:

          (i) The Company and each of the Delaware Guarantors have been duly organized and are validly existing as corporations in good standing under the laws of Delaware, and have all corporate power and authority necessary to conduct their respective businesses as described in the Offering Memorandum;

          (ii) All of the outstanding shares of Common Stock of the Company have been duly authorized, validly issued, fully paid and non-assessable; and all of the issued shares of capital stock of each Delaware Guarantor of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except for directors' qualifying shares) and, based solely on our examination of each such subsidiary's stock ledger and minute book, all such shares are held of record by the Company and/or a subsidiary of the Company;

          (iii) The Indenture has been duly authorized, executed and delivered by the Company and, assuming the Indenture is a valid and legally binding obligation of the Trustee, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

          (iv) The Notes have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the terms of the Purchase Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Notes, when issued and delivered, will conform to the description thereof contained in the Offering Memorandum;

          (v) The Conversion Shares that are authorized on the date hereof have been duly authorized and validly reserved for issuance upon conversion of the Notes; and the Conversion Shares, when so issued and delivered upon such conversion in accordance with the terms of the Indenture, will be duly and validly authorized and issued, fully paid and nonassessable;

          (vi) The Guarantees have been duly authorized, executed and issued by the Delaware Guarantors and, assuming due authentication of the Notes by the Trustee, upon payment and delivery in accordance with the terms of the Purchase Agreement will constitute valid and legally binding obligations of each of the Delaware Guarantors enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

          (vii) Assuming that the Guarantees have been duly authorized and issued by each of the Non-Delaware Guarantors and, assuming due authentication of the Notes by the Trustee, upon payment and delivery of the Notes in accordance with the terms of the Purchase Agreement, the Guarantees will constitute valid and legally binding obligations of the Non-Delaware Guarantors enforceable against the Non-Delaware Guarantors.

          (viii) The statements contained in the Offering Memorandum under the captions "Risk Factors-The notes are subordinated to all our existing and future senior indebtedness, which may inhibit our ability to repay you," "Risk Factors-The terms of our senior indebtedness could restrict our flexibility and limit our ability to satisfy obligations under the Notes," "Risk Factors--Future sales of common stock of L-3 Holdings in public market could lower the stock price," "Risk Factors--Delaware Law and the charter documents of L-3 Holdings may impede or discourage a takeover, which could cause the market price of its shares to decline," "Certain Relationships and Related Transactions," "Description of Other Indebtedness," and "Description of the Notes," insofar as they describe charter documents, contracts, statutes, rules and regulations and other legal matters, constitute an accurate summary thereof in all material respects;

          (ix) The statements made in the Offering Memorandum under the caption "Certain United States Federal Tax Considerations," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

          (x) This Agreement has been duly authorized, executed and delivered by the Company and the Delaware Guarantors; and

          (xi) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Delaware Guarantors and, assuming that the Registration Rights Agreement is the valid and legally binding obligation of the Initial Purchaser and Non-Delaware Guarantors, constitutes a valid and legally binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms.

          (xii) Except as specifically disclosed in the Offering Memorandum, the issue and sale of the Notes and Guarantees being delivered on such Delivery Date by the Company and the Guarantors and the compliance by the Company and the Guarantors, as applicable, with all of the provisions of this Agreement and the Indenture and the consummation of the transactions contemplated hereby and thereby will not breach or result in a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to a document incorporated by reference in the Offering Memorandum ("Exchange Act Documents") nor will such actions violate the Certificate of Incorporation or By-Laws or other organizational documents of the Company or the Delaware Guarantors, or any federal or New York statute, the Delaware Limited Liability Company Act or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute, the Delaware Limited Liability Company Act or the Delaware General Corporation Law or any order known to such counsel issued pursuant to any federal or New York statute, the Delaware Limited Liability Company Act or the Delaware General Corporation Law by any court or governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware Limited Liability Company Act or Delaware General Corporation Law or, to such counsel's knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware Limited Liability Company Act or the Delaware General Corporation Law is required for the issue and sale of the Notes by the

     Company (and the guarantees of such Notes by the Guarantors), except for such consents, approvals, authorizations, registrations or qualifications as may be required state securities or Blue Sky laws in connection with the purchase and distribution of the Notes and Guarantees by the Initial Purchaser. The opinions set forth in this paragraph are based upon our consideration of only those statutes, rules and regulations which, in such counsel's experience, are normally applicable to securities underwriting transactions.

          (xiii) No registration of the Notes under the Securities Act and no qualification of the Indenture under the Trust Indenture Act is required for the offer and sale of the Notes by the Company to the Initial Purchaser or the reoffer and resale of the Notes by the Initial Purchaser to the Initial Purchaser thereform solely in the manner contemplated by the Offering Memorandum, the Purchase Agreement and the Indenture.

     In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States and the laws of the State of New York and the Delaware General Corporation Law.

     Such counsel shall also have furnished to the Initial Purchaser a written statement, addressed to the Initial Purchaser and dated the Delivery Date. Such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Offering Memorandum and take no responsibility therefor, except as and to the extent set forth in paragraphs (viii) and (ix) above. In the course of the preparation by the Company of the Offering Memorandum (excluding the Exchange Act Documents), such counsel participated in conferences with certain officers and employees of the Company, with representatives of PricewaterhouseCoopers, LLP and with counsel to the Company. Based upon such counsel's examination of the Offering Memorandum (including the Exchange Act Documents), such counsel's investigations made in connection with the preparation of the Offering Memorandum (excluding the Exchange Act Documents) and such counsel's participation in the conferences referred to above, such counsel has no reason to believe that the Offering Memorandum, including the Exchange Act Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need not express belief with respect to the financial statements or other financial data contained in the Offering Memorandum or incorporated therein by reference.

     (d) Christopher C. Cambria, General Counsel of the Company, shall have furnished to the Initial Purchaser his written opinion, as General Counsel to the

Company, addressed to the Initial Purchaser and dated such Delivery Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that:

          (i) Other than as set forth in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

          (ii) To such counsel's knowledge, the Company and each of its subsidiaries have good and marketable title to all property (real and personal) described in the Offering Memorandum as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Offering Memorandum or, to the extent that any such liens, claims, security interests or other encumbrances would not have a Material Adverse Effect (individually or in the aggregate) and all the material property described in the Offering Memorandum as being held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases, with only such exceptions as would not have a Material Adverse Effect (individually or in the aggregate);

          (iii) To such counsel's knowledge and except as otherwise disclosed in the Offering Memorandum, except (1) as described in the Offering Memorandum, (2) as provided in the Registration Rights Agreement, (3) in respect of the obligation to deliver freely "tradable shares" to the sellers in connection with the acquisition of the ILEX Systems, Inc. business and (4) other than the Registration Rights Agreement, dated December 11, 1998, among the L-3 Communications Corporation and the parties named therein; there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include such person's securities in the securities registered pursuant to Registration Statement;

          (iv) To such counsel's knowledge and except as otherwise disclosed in the Offering Memorandum, there are no legal or governmental proceedings pending or threatened, against the Company or any of its subsidiaries or to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to cause a Material Adverse Effect; and

          (v) None of the issue and sale of the Notes and Guarantees being delivered on such Delivery Date by the Company and the Guarantors and the compliance by the Company and the Guarantors, as applicable, with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby requires any consent, approval, authorization or other order of, or registration or filing with, any federal court, federal regulatory body, federal administrative agency or other federal governmental official having authority over government procurement matters (provided, that the opinion contained in this paragraph
     (v) may be delivered by other counsel reasonably satisfactory to the Initial Purchaser).

     (e) The Initial Purchaser shall have received from Latham & Watkins, counsel for the Initial Purchaser, such opinion or opinions, dated the Delivery Date, with respect to the issuance and sale of the Notes and Guarantees, the Offering Memorandum and other related matters as the Initial Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters;

     (f) At the time of the First Delivery Date, the Initial Purchaser shall have received from PricewaterhouseCoopers, LLP a letter, in form and substance satisfactory to the Initial Purchaser, addressed to the Initial Purchaser and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and under Rule 101 of AICPA's Code of Professional Conduct and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings;

     (g) With respect to the letter of PricewaterhouseCoopers, LLP referred to in the preceding paragraph and delivered to the Initial Purchaser (the "initial letter"), on any subsequent Optional Delivery Date, the Company shall have furnished to the Initial Purchaser a letter (the "bring-down letter") of such accountants, addressed to the Initial Purchaser and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and Code of Professional Conduct are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter;

     (h) The Company shall have furnished to the Initial Purchaser a certificate, dated such Delivery Date and delivered on behalf of the Company, of its Chairman of the Board, its President or a Vice President and its chief financial officer, in form and substance satisfactory to the Initial Purchaser, to the effect that:

          (i) The representations, warranties and agreements of the Company in
     Section 1 are true and correct as of the date given and as of such Delivery Date; and the Company has complied with all its agreements contained herein to be performed prior to or on such Delivery Date; and

          (ii) Such officer has carefully examined the Offering Memorandum and, in such officer's opinion (A) the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and
     (B) since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum.

     (i) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

     (j) The Indenture shall have been duly executed and delivered by the Company and the Trustee and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee;

     (k) The Company and the Initial Purchaser shall have executed and delivered the Registration Rights Agreement (in form and substance satisfactory to the Initial Purchaser) and the Registration Rights Agreement shall be in full force and effect;

     (l) The NASD shall have accepted the Notes for trading on PORTAL;

     (m)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except (A) as set forth or contemplated in the Offering Memorandum and (B) for operating losses incurred in the ordinary course of business, or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company and its subsidiaries (except for issuances of shares of Common Stock upon exercise of outstanding options described in the Offering Memorandum or pursuant to Authorized Grants), or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, except as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Notes being delivered on such Delivery Date on the terms and in the manner contemplated in the Offering Memorandum;

     (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:

          (i) trading in securities generally on the NYSE, the American Stock Exchange, the NASDAQ or the over-the-counter market, or trading in any securities of the Company on any exchange shall have been suspended or minimum prices shall have been established on any such exchange or market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction;

          (ii) a banking moratorium shall have been declared by United States federal or New York State authorities;

          (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States; or

          (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the sole judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the offering or delivery of the Notes being delivered on such Delivery Date on the terms and in the manner contemplated in the Offering Memorandum.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel to the Initial Purchaser.

     6. Representations, Warranties and Agreements of the Initial Purchaser. The Initial Purchaser represents and warrants that it is a QIB and is not acquiring the Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Notes in a transaction that would violate the Securities Act or the securites laws of any State of the United States or any applicable jurisdiction. In connection with the sale of the Notes by the

Initial Purchaser, the Initial Purchaser will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers (defined as: (i) persons whom the Initial Purchaser reasonably believes are "qualified institutional buyers" as defined in Rule 144A under the Securities Act and (ii) outside the United States to persons other than U.S. persons in offshore transactions meeting the requirements of Rule 904 of Regulation S under the Securities Act) in accordance with this Agreement and on the terms contemplated by the Offering Memorandum. The Initial Purchaser agrees with the Company that:

     (a) The Notes and the Conversion Shares have not been and will not be registered under the Securities Act in connection with the initial offering of the Notes;

     (b) The Initial Purchaser is purchasing the Notes pursuant to a private sale exemption from registration under the Securities Act;

     (c) The Notes have not been and will not be offered or sold by the Initial Purchaser or its affiliates acting on its behalf within the United States or to, or for the account or benefit of, United States persons except in accordance with Rule 144A;

     (d) The Initial Purchaser will not offer or sell the Notes in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising in the United States; and

     (e) The Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with an exemption from the registration requirements of the Securities Act. The Initial Purchaser represents that it has been offered, sold or delivered the Notes, and will not offer, sell or deliver the Notes (i) as a part of its distribution at any time or (ii) otherwise until one year after the later of the commencement of the Offering of the Notes and the Closing Date (such period, the "Restricted Period"), within the United States or to, or for the account or benefit of U.S. Persons except in accordance with Rule 144A under the Securities Act. Accordingly, the Initial Purchaser represents and agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage, during the Restricted Period, in any directed selling efforts within the meaning of Rule 901(b) of Regulation S with respect to the Notes, and it, its affiliates and all persons acting on its behalf have complied and will comply with the offering restrictions requirements of Regulation S.

     (f) The Initial Purchaser agrees that, at or prior to confirmation of a sale of Notes (other than a sale pursuant to Rule 144A in transactions that are exempt from the registration requirements of the Securities Act), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other renumeration that purchases Notes form it during the Restricted Period a confirmation or notice substantially to the following effect:

     "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of U.S. persons (i) as part of their distribution at any time or (ii) otherwise until one year after the later of the commencement of the offering or the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings assigned to them in Regulation S."

     Such Initial Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Notes, except with its affiliates or with the prior written consent of the Company.

     (g) The Initial Purchaser further represents and agrees that (i) it has not offered or sold and will not offer or sell any Notes to persons in the United Kingdom prior to the expiry of the period of six months from the issue date of the Notes, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (s principal or agent) for the purpose of their businesses or otherwise in circumstances that have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities regulations 1995, (ii) it has complied with and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom), and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any documents received by it in connection with the issuance of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom the document may otherwise be lawfully issued or passed on.

     (h) The Initial Purchaser agrees not to cause any advertisement of the Notes to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Notes, except such advertisements as include the statements required by Regulation S.

     (i) The sales of the Notes pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provisions of the Securities Act.

     (j) The Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to you pursuant to Section 5 hereof, counsel to the Company, General Counsel to the Company and counsel to the Initial Purchaser, will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consent to such reliance.

     The terms used in this Section 7 that have meanings assigned to them in Regulation S are used herein as so defined.

     The Initial Purchaser further agrees that, in connection with the sale of the Notes by the Initial Purchaser, it will solicit offers to buy the Notes only from, and will offer to sell the Notes only to Eligible Purchasers.

     7. Indemnification and Contribution.

     (a) The Company and the Guarantors shall jointly and severally indemnify and hold harmless the Initial Purchaser, its officers and employees and each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which the Initial Purchaser, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any act or failure to act or any alleged act or failure to act by the Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Guarantors shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse the Initial Purchaser and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by the Initial Purchaser specifically for inclusion therein, which information consists solely of the information. The foregoing indemnity agreement is in addition to any liability which the Company or the Significant Subsidiary may otherwise have to any Initial Purchaser or to the officer, employee or controlling person of the Initial Purchaser.

     (b) The Initial Purchaser shall indemnify and hold harmless the Company, the Guarantors, their officers and employees and the Guarantors, each of their directors and each person, if any, who controls the Company and the Guarantors within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person, the Guarantors, may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Offering Memorandum or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by the Initial Purchaser specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person of the Company for any legal or other expenses reasonably incurred by the Company, such Guarantor or any such director, officer or controlling person of the Company in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Initial Purchaser may otherwise have to the Company, the Guarantors or any such director, officer, employee, or controlling person of the Company.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel, it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by Lehman Brothers Inc., if the indemnified parties under this Section 7 consist of the Initial Purchaser or any of its respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section 7 consist of the Company, the Guarantors or any of the Company's or the Guarantors' directors, officers, employees or controlling persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchaser on the other from the offering of the Notes and Guarantees or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand and the Initial Purchaser on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand and the Initial Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company and the Guarantors, on the one hand, and the total underwriting discounts and commissions received by the Initial Purchaser with respect to the shares of the Notes and Guarantees purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, and the Guarantors or the Initial Purchaser, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by it exceeds the amount of any damages which the Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchaser's obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.

     (e) The Initial Purchaser confirms and the Company and the Guarantors acknowledge that the statements with respect to the offering of the Notes by the Initial Purchaser and the third, sixth, seventh, eighth, ninth, twelfth, fourteenth, fifteenth, sixteenth and eighteenth third paragraphs under the caption "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information concerning the Initial Purchaser furnished in writing to the Company by or on behalf of the Initial Purchaser specifically for inclusion in the Offering Memorandum.

     Nothing contained herein shall relieve the Initial Purchaser of any liability it may have to the Company for damages caused by its default. If other purchasers are obligated or agree to purchase the Notes of a defaulting or withdrawing Initial Purchaser, either the remaining non-defaulting Initial Purchaser or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes in the Offering Memorandum or in any other document or arrangement that, in the opinion of counsel to the Company or counsel to the Initial Purchaser, may be necessary.

     8. Termination. The obligations of the Initial Purchaser hereunder may be terminated by the Initial Purchaser by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 5(k) and (l) shall have occurred or if the Initial Purchaser shall decline to purchase the Notes for any reason permitted under this Agreement.

     9. Reimbursement of Initial Purchaser's Expenses. If the Company and the Guarantors shall fail to tender the Notes and the Guarantees for delivery to the Initial Purchaser by reason of any failure, refusal or inability on the part of the Company and the Guarantors to perform any agreement on its part to be performed, or because any other condition of the Initial Purchaser's obligations hereunder required to be fulfilled by the Company and the Guarantors is not fulfilled, the Company and the Guarantors will reimburse the Initial Purchaser for all out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchaser in connection with this Agreement and the proposed purchase of the Notes and the Guarantees, and upon demand the Company and the Guarantors shall pay the full amount thereof to Lehman Brothers Inc.

     10. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

     (a) if to the Initial Purchaser, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-528-8822), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., Three World Financial Center, 10th Floor, New York, NY 10285; and

     (b) if to the Company or to the Gurantors, shall be delivered or sent by mail, telex or facsimile transmission to L-3 Communications, 600 Third Avenue, 34th Floor, New York, NY 10016, Attention: Christopher C. Cambria (Fax:
212-805-5494). Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made by Lehman Brothers Inc.

     11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Company and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of the Initial Purchaser and the person or persons, if any, who control the Initial Purchaser within the meaning of Section 15 of the Securities Act and (B) any indemnity agreement of the Initial Purchaser contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors and officers of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing contained in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     12. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchaser contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

     13. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Securities Act Rules and Regulations.

     14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     15. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                            [Signature pages follow]

     If the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchaser, please indicate your acceptance in the space provided for that purpose below.

                                      Very truly yours,

                                      L-3 COMMUNICATIONS HOLDINGS, INC.
                                            as the Company

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title: Vice President

                                      L-3 COMMUNICATIONS CORPORATION,
                                            as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title: Vice President

                                      HYGIENETICS ENVIRONMENTAL SERVICES, INC.,
                                            as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title: Vice President

                                      L-3 COMMUNICATIONS ILEX SYSTEMS, INC.,
                                             as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title: Vice President

                                      L-3 COMMUNICATIONS AYDIN CORPORATION,
                                            as a Guarantor
                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title: Vice President

                                      MPRI, INC.,
                                           as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title: Vice President

                                      L-3 COMMUNICATIONS SPD TECHNOLOGIES, INC.,
                                            as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title:  Vice President

                                      SPD HOLDINGS, INC.,
                                            as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title:  Vice President

                                      SPD ELECTRICAL SYSTEMS, INC.,
                                            as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title:  Vice President

                                      SPD SWITCHGEAR, INC.,
                                            as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title:  Vice President

                                      PAC ORD, INC.,
                                            as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title:  Vice President

                                      HENSCHEL, INC.,
                                            as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title:  Vice President

                                      POWER PARAGON, INC.,
                                             as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title:  Vice President

                                      L-3 COMMUNICATIONS ESSCO, INC.,
                                            as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          ------------------------------
                                          Name: Christopher C. Cambria
                                          Title:   Vice President

                                      SOUTHERN CALIFORNIA MICROWAVE, INC.,
                                            as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title: Vice President

                                      L-3 COMMUNICATIONS STORM CONTROL SYSTEMS,
                                            INC.,
                                            as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title:  Vice President

                                      L-3 COMMUNICATIONS DBS MICROWAVE, INC.,
                                             as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title:  Vice President

                                      MICRODYNE CORPORATION,
                                            as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title:  Vice President

                                      ELECTRODYNAMICS, INC.,
                                           as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title:  Vice President

                                      INTERSTATE ELECTRONICS CORPORATION,
                                           as a Guarantor

                                      By: /s/ Christopher C. Cambria
                                          -----------------------------
                                          Name: Christopher C. Cambria
                                          Title:  Vice President

     If the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchaser, please indicate your acceptance in the space provided for that purpose below.

Accepted and agreed by:

LEHMAN BROTHERS INC.

By: /s/ David J. Brand
    ---------------------
    Name: David J. Brand
    Title: Managing Director

                                   SCHEDULE 1



                                                     Principal Amount
Initial Purchaser                                     of Firm Notes
-----------------                                    ----------------


Lehman Brothers Inc. ...............................   $250,000,000

                        FORM OF LOCK-UP LETTER AGREEMENT



LEHMAN BROTHERS INC.
Three World Financial Center
New York, NY  10285

Dear Sirs:

         The undersigned understands that you propose to enter into a purchase agreement (the "Purchase Agreement") providing for the purchase by you the "Initial Purchaser" of 5 1/4% Convertible Senior Subordinated Notes due 2009 (the "Notes"), convertible into shares of Common Stock, par value $.01 per share (the "Common Stock"), of L-3 Communications Holdings, Inc. (the "Company") and that the Initial Purchaser proposes to reoffer the Notes (the "Offering") in reliance on an exemption from registration under the Securities Act of 1933.

         In consideration of the execution of the Purchase Agreement by the Initial Purchaser, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., the undersigned will not, directly or indirectly, (1) offer for sale, sell, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable or exercisable for Common Stock owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 90 days after the date of the final Offering Memorandum relating to the Offering except in each case for transactions by any person other than the Company relating to shares of Common Stock or other securities convertible into or exchangeable or exercisable for Common Stock acquired in open market transactions after the completion of the Offering.

         In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

         It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Notes, we will be released from our obligations under this Lock-Up Letter Agreement.

         It is further understood that the Company and the Initial Purchaser have represented to the undersigned that certain officers and directors of the Company shall be required to execute a Lock-Up Letter Agreement the terms of which are identical to those contained herein. The Initial

Purchaser and/or the Company will immediately notify the undersigned if any such Lock-Up Letter Agreement is modified, amended, waived or terminated in a manner so as to impose less stringent restrictions upon the person to which such Lock-Up Letter Agreement applies as well as the nature of any such modification, amendment, waiver or termination and this Lock-Up Letter Agreement shall be deemed to have been modified, amended, waived or terminated in the same manner as of the same effective date and time.

         The undersigned understands that the Company and the Initial Purchaser will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal Initial Purchaser, successors and assigns of the undersigned.


                                                   Very truly yours,



                                                   By: /s/ David J. Brand
                                                       -----------------------
                                                       Name:  David J. Brand
                                                       Title: Managing Director



Dated: